AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13,
1999
                Registration Statement No. 333-_______

                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ____________________
                                FORM S-8
                         REGISTRATION STATEMENT
                                  UNDER
                       THE SECURITIES ACT OF 1933
                           ____________________

                    THE MAY DEPARTMENT STORES COMPANY
         (Exact Name of Registrant as Specified in its Charter)

Delaware                                            43-1742586
(State of Incorporation)                            (I.R.S. Employer
                                                    Identification No.)

611 Olive Street, St. Louis, Missouri               63101-1799
________________________________________            ___________________

(Address of Principal Executive Offices)            (Zip Code)

                    THE MAY DEPARTMENT STORES COMPANY
                           PROFIT SHARING PLAN
                          (Full Title of Plan)

                        RICHARD A. BRICKSON, Esq.
                          Secretary and Counsel
                    THE MAY DEPARTMENT STORES COMPANY
                            611 Olive Street
                     St. Louis, Missouri 63101-1799
                             (314) 342-6300
                         ______________________

        (Name, Address and Telephone Number of Agent for Service)

                     CALCULATION OF REGISTRATION FEE
_________________________________________________________________

Title of                  Proposed   Proposed
Securities   Amount       Maximum    Maximum
To Be        To Be        Offering   Aggregate        Amount of
Registered   Registered   Price Per  Offering         Registration
   (1)       (1)          Unit (2)   Price (2)        Fee (3)
_________________________________________________________________

Common Stock
($.50 par    4,000,000
value)       shares       $39.15625  $156,625,000.00  $43,541.75
_________________________________________________________________

(1) Pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described in this registration statement.

(2) Under Rules 457(c) and (h), the registration fee was based on the average of the high and low sale price of the common stock on April 9, 1999 on the New York Stock Exchange.

(3) Established pursuant to Section 6(b) of the Securities Act.

Part I

May has omitted the information required by Part I of Form S-8 relating to the May Profit Sharing Plan in accordance with the Note to Part I of Form S-8.

Part II

Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference.
May incorporates by reference the following SEC filings in this registration statement:

(a) May's Annual Report on Form 10-K filed for the fiscal year ended January 31, 1998.

(b)          Annual Report of Form 11-K filed by the May Profit
             Sharing Plan for the plan year ended December 31, 1997.

(c) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by May's Annual Report referred to in (a) above, including May's Quarterly Reports on Form 10-Q, if any.

(d) The description of May's shares of common stock contained in May's registration statement (Registration No. 333-05227) on Form 8-B dated May 21, 1996, filed by May pursuant to Section 12 of the Exchange Act and May's Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 1 to Form S-8, filed May 29, 1996), including any amendment or report filed for the purpose of updating such description.

             In addition, all documents filed by registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained here or in a document all or a portion of which is incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute part of this registration statement, except as so modified and amended.

Item 4. Description of Securities.
Not applicable.

Item 5. Interests of Named Experts and Counsel.
Not applicable.

Item 6. Indemnification of Directors and Officers.
Section 145 of the Delaware General Corporation Law authorizes a corporation, under certain circumstances, to indemnify its directors and officers (including reimbursement for expenses incurred). May has provided for indemnification of its directors and officers to the extent permitted by the provisions of the Delaware statute in its charter, by-laws and otherwise, including by entering into indemnification agreements with the directors and certain executive officers of May. May also has a directors and officers liability insurance policy.

Item 7. Exemption from Registration Claimed.
Not applicable.

Item 8. Exhibits.

Exhibit
Number      Description
4.1         Amended and Restated Certificate of Incorporation of May
            (incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 1 to Form S-8 filed May 29,
            1996).

4.2 By-laws of May (incorporated herein by reference to Exhibit 3 of May's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 1998).

4.3 Rights Agreement, dated as of August 19, 1994, between The May Department Stores Company, a New York corporation ("May New York") and The Bank of New York, as Rights Agent, which includes as Exhibit A thereto, the Form of Rights Certificate (incorporated herein by reference to Exhibit 1 of May New York's Current Report on Form 8-K dated September 2, 1994).

4.4 Assignment and Assumption of the Rights Agreement, dated May 24, 1996, among May New York, May and The Bank of New York, as Rights Agent (incorporated by reference to Post-Effective Amendment No. 1 to Form S-8 filed May 29,
            1996).

5.1         Internal Revenue Service Determination Letter dated
            December 16, 1994, determining that the May Profit
            Sharing Plan is qualified under Section 401(a) of the Internal Revenue Code.

5.2         Opinion of Skadden, Arps, Slate, Meagher & Flom LLP re:
            compliance of amended provisions of the May Profit
            Sharing Plan with ERISA requirements pertaining to such provisions.

23.1        Consent of Arthur Andersen LLP.

23.2        Consent of Skadden, Arps, Slate, Meagher & Flom LLP
            (included in the opinion filed as Exhibit 5.2 to this Registration Statement).

24          Powers of Attorney.

Item 9. Undertakings.

(a) The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement and to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

            (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

                          SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 13th day of April, 1999.

                                  THE MAY DEPARTMENT STORES COMPANY

                                  By:          /s/ Richard A. Brickson
                                  Name:        Richard A. Brickson
                                  Title:       Secretary and Senior Counsel

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                      Date

Principal Executive Officer:
      *
Eugene S. Kahn                     Director, President and      April 13, 1999
                                   Chief Executive Officer
                                   (Principal Executive Officer)

      *
Jerome T. Loeb                     Director and Chairman        April 13, 1999
                                   of the Board

      *
Anthony J. Torcasio                Director and Vice Chairman,  April 13, 1999
                                   and Chief Executive Officer
                                   of May Merchandising Company

      *
R. Dean Wolfe                      Director and Executive Vice  April 13, 1999
                                   President of Acquisitions and
                                   Real Estate

Principal Financial and Accounting  Officer:
      *
John L. Dunham                     Director, Executive Vice     April 13, 1999
                                   President and Chief Financial
                                   Officer

      *
Marsha J. Evans                    Director                     April 13, 1999

      *
Helene L. Kaplan                   Director                     April 13, 1999

      *
James M. Kilts                     Director                     April 13, 1999

      *
Edward H. Meyer                    Director                     April 13, 1999

      *
Russell E. Palmer                  Director                     April 13, 1999

      *
Michael R. Quinlan                 Director                     April 13, 1999

      *
William P. Stiritz                 Director                     April 13, 1999

      *
Robert D. Storey                   Director                     April 13, 1999

      *
Murray L. Weidenbaum               Director                     April 13, 1999


*        By:  /s/ Richard A. Brickson
            Richard A. Brickson
            Attorney-in-Fact

The Plan. Pursuant to the requirements of the Securities Act, the Administrative Subcommittee of The May Department Stores Company Profit Sharing Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and State of Missouri, on the 13th day of April, 1999.

The May Department Stores Company Profit Sharing Plan


         By:   /s/ Richard A. Brickson
            Richard A. Brickson, Member
            Administrative Subcommittee


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                            Title                     Date

/s/ Donald N. Baxter
Donald N. Baxter                     Member, Administrative
                                     Subcommittee               April 13, 1999

/s/ Richard A. Brickson
Richard A. Brickson                  Member, Administrative
                                     Subcommittee               April 13, 1999

/s/ Jan R. Kniffen
Jan R. Kniffen                       Member, Administrative
                                     Subcommittee               April 13, 1999

EXHIBIT INDEX


Exhibit
Number      Description

4.1 Amended and Restated Certificate of Incorporation of May (incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 1 to Form S-8 filed May 29,
            1996).

4.2 By-laws of May (incorporated herein by reference to Exhibit 3 of May's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 1998).

4.3 Rights Agreement, dated as of August 19, 1994, between The May Department Stores Company, a New York corporation ("May New York") and The Bank of New York, as Rights Agent, which includes as Exhibit A thereto, the Form of Rights Certificate (incorporated herein by reference to Exhibit 1 of May New York's Current Report on Form 8-K dated September 2, 1994).

4.4 Assignment and Assumption of the Rights Agreement, dated May 24, 1996, among May New York, May and The Bank of New York, as Rights Agent (incorporated by reference to Post-Effective Amendment No. 1 to Form S-8 filed May 29,
            1996).

5.1         Internal Revenue Service Determination Letter dated
            December 16, 1994, determining that the May Profit
            Sharing Plan is qualified under Section 401(a) of the Internal Revenue Code.

5.2         Opinion of Skadden, Arps, Slate, Meagher & Flom LLP re:
            compliance of amended provisions of the May Profit
            Sharing Plan with ERISA requirements pertaining to such provisions.

23.1        Consent of Arthur Andersen LLP.

23.2        Consent of Skadden, Arps, Slate, Meagher & Flom LLP
            (included in the opinion filed as Exhibit 5.2 to this Registration Statement).

24          Powers of Attorney.

                                   EXHIBIT 5.1


INTERNAL REVENUE SERVICE                        DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
P.O. BOX A-3617 DPN20-6
CHICAGO, IL 60690
                                            Employer Identification Number:
Date:                                            43-0398035
         December 14, 1994                  File Folder Number:
                                                 430002397
THE MAY DEPARTMENT STORES                   Person to Contact:
  COMPANY                                        MELVIN WALDMAN
611 OLIVE STREET                            Contact Telephone Number:
ST. LOUIS, MO 63101                              (312) 886-9592
                                            Plan Name:
                                                 PROFIT SHARING PLAN

                                            Plan Number:  003

Dear Applicant:

         We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

         Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-
1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

         The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

         This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

         This determination is subject to your adoption of the proposed amendments submitted in your letter dated November 23, 1994. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

         This determination letter is applicable for the amendment(s) adopted on June 27, 1994.

         This plan has been mandatorily desegregated, permissively aggregated, or restructured to satisfy the nondiscrimination requirements.

         This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

         This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a)(4)-4(b) of the regulations with respect to those benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefiting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

         This plan also satisfies the requirements of section
1.401(a)(4)-4(b) of the regulations with respect to the specific benefits, rights, or features for which you have provided information.

         This plan qualifies for Extended Reliance described in the last paragraph of Publication 794 under the caption "Limitations of a Favorable Determination Letter".

         The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

         We have sent a copy of this letter to your representative as indicated in the power of attorney.

         If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                                         Sincerely yours,



                                                         Marilyn W. Day
                                                         District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
  for Employee Benefit Plans
Addendum

         This determination letter expresses the opinion that the plan meets the requirements of Internal Revenue Code Section
4975(e)(7) regarding Employee Stock Ownership Plans.

         This determination letter is applicable for the amendments adopted on May 15, 1990, July 9, 1991, January 1, 1993, September
30, 1993, April 30, 1994 and September 1, 1994.

                                 EXHIBIT 5.2


                                                         April 13, 1999



The Board of Directors
The May Department Stores Company
611 Olive Street
St. Louis, MO  63101


         RE: THE MAY DEPARTMENT STORES COMPANY PROFIT SHARING PLAN, AS AMENDED THROUGH DECEMBER 31, 1994, AND ON JANUARY 1, 1995, AUGUST 29, 1995, MAY 1, 1996, MAY 24, 1996,
                 SEPTEMBER 1, 1997, JANUARY 1, 1998 AND JANUARY 1, 1999


Ladies and Gentlemen:

    In connection with the Form S-8 Registration Statement
(the "Registration Statement"), being filed on or about April 12, 1999 by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder (the "Rules"), the Company has requested us to furnish our opinion as to whether , the Plan, as amended, complies with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

    In connection with this opinion, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinion set forth herein, including (i) the Plan, as in effect prior to the Amendments (as hereinafter defined), (ii) the December 16, 1994 determination letter (the "Letter") from the Internal Revenue Service to the effect that the Plan constitutes a qualified plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the employee stock ownership plan component thereof constitutes an "employee stock ownership plan" within the meaning of section 4975(e)(7) of the Code, and (iii) the Company's January 1, 1995, August 29, 1995, May 1,
1996, May 24, 1996, September 1, 1997, January 1, 1998 and January 1, 1999
amendments (the "Amendments") to the Plan in the form adopted, which we have been advised by the Company are the only amendments that have been made to the Plan since the Letter. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Company and others.

         We are admitted to the bar of the States of New York and California and we express no opinion as to the laws of any other jurisdiction other than, to the extent specifically referred to herein, the federal laws of the United States of America.

         Based upon the foregoing it is our opinion that in form, the applicable provisions of the Amendments are in compliance in all material respects with the applicable requirements of ERISA. We are, however, giving no opinion as to whether the Plan has been operated or administered in compliance with the Amendments or with the other provisions of the Plan.

         We understand that to the extent that the IRS requires any changes and/or additions to the Amendments or to any other provisions of the Plan as a condition to its issuing a new determination letter, the Company has represented to us that they will make such changes and additions.

         We hereby consent to the use of this opinion as an exhibit to the Registration Statement. In giving this consent we do not thereby admit that we come within the category of persons whose consent is required by the Act and the Rules.

                                          Very truly yours,



                                          Skadden, Arps, Slate, Meagher
                                            & Flom

                           EXHIBIT 23.1
            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 11, 1998, included and incorpo-rated by reference in The May Department Stores Company's Form 10-K for the year ended January 31, 1998, and of our report dated April 22, 1998, included in The May Department Stores Company Profit Sharing Plan Form 11-K for the year ended December 31, 1997, and to all references to our firm included in this regis-tration statement.



ARTHUR ANDERSEN LLP

1010 Market Street
St. Louis, Missouri 63101-2089
April 13, 1999

                             EXHIBIT 24

     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                       /s/ Eugene S. Kahn
                                    Eugene S. Kahn
                                    Director, Chief Executive Officer and
                                    President of The May Department Stores
                                    Company, a Delaware corporation



                                       /s/ Eugene S. Kahn
                                    Eugene S. Kahn
                                    Chief Executive Officer and President of
                                    The May Department Stores Company, a New
                                    York corporation


Date: April 13, 1999

                            POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                        /s/ Jerome T. Loeb
                                    Jerome T. Loeb
                                    Director and Chairman of the Board of
                                    The May Department Stores Company, a
                                    Delaware corporation


                                        /s/ Jerome T. Loeb
                                    Jerome T. Loeb
                                    Director and Chairman of the Board of
                                    The May Department Stores Company, a New
                                    York corporation



Date: March 30, 1999

                             POWER OF ATTORNEY


    The undersigned appoints Alan E. Charlson and Richard A. Brickson, or either of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.



                                       /s/ John L. Dunham
                                    John L. Dunham
                                    Director, Executive Vice President and
                                    Chief Financial Officer of The May
                                    Department Stores Company, a Delaware
                                    corporation


                                       /s/ John L. Dunham
                                    John L. Dunham
                                    Director, Executive Vice President and
                                    Chief Financial Officer of The May
                                    Department Stores Company, a New York
                                    corporation



Date: April 13, 1999

                                               POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                       /s/ Anthony J. Torcasio
                                    Anthony J. Torcasio
                                    Director and Vice Chairman of The May
                                    Department Stores Company, a Delaware
                                    corporation, and Chief Executive Officer
                                    of May Merchandising Company




Date: April 1, 1999

                         POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                        /s/  R. Dean Wolfe
                                    R. Dean Wolfe
                                    Director and Executive Vice President of
                                    Acquisitions and Real Estate of The May
                                    Department Stores Company, a Delaware
                                    corporation


Date: April 5, 1999

                           POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                       /s/ Marsha J. Evans
                                    Marsha J. Evans
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date: April 5, 1999

                         POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.





                                       /s/ Helene L. Kaplan
                                    Helene L. Kaplan
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date: April 12, 1999

                       POWER OF ATTORNEY


    The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.



                                       /s/ James M. Kilts
                                    James M. Kilts
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date: April 5, 1999

                         POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.



                                      /s/ Edward H. Meyer
                                    Edward H. Meyer
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date: April 5, 1999

                           POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.



                                       /s/ Russell E. Palmer
                                    Russell E. Palmer
                                    Director of The May Department Stores
                                    Company, a Delaware corporation

Date:  April 5, 1999

                        POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                       /s/ Michael R. Quinlan
                                    Michael R. Quinlan
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date:  April 2, 1999

                             POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                       /s/ William P. Stiritz
                                    William P. Stiritz
                                    Director of The May Department Stores
                                    Company, a Delaware corporation

Date:  April 1, 1999

                         POWER OF ATTORNEY


      The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.


                                      /s/ Robert D. Storey
                                    Robert D. Storey
                                    Director of The May Department Stores
                                    Company, a Delaware corporation

Date:  April 2, 1999

                           POWER OF ATTORNEY


     The undersigned appoints John L. Dunham, Alan E. Charlson and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, and to sign any and all amendments and post-effective amendments thereto, with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.



                                      /s/ Murray L. Weidenbaum
                                    Murray L. Weidenbaum
                                    Director of The May Department Stores
                                    Company, a Delaware corporation


Date:  April 5, 1999